UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2015

BROWNIE’S MARINE GROUP, inc.

(Exact name of registrant as specified in its charter)

Nevada	333-99393	90-0226181
(State or other jurisdiction of incorporation	(Commission File Number) Identification No.	(IRS Employer

3001 NW 25th Avenue, Suite 1, Pompano Beach, Florida 33069

(Address of principal executive offices) (Zip Code)

954-462-5570

Registrant’s telephone number, including area code

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Audit Report.

On February 24, 2015 the Board of Directors of Brownie’s Marine Group, Inc. (the “Company”), acting as audit committee, determined that the Company’s December 31, 2013 financial statements included in its Form 10-K filed on March 17, 2014 could not be relied upon. The December 31, 2013 financial statements included in the Company’s Form 10-K filed on March 17, 2014 with the Securities and Exchange Commission, contained an error related to an overstatement of inventory by $107,324 and understatement of net loss by the same amount due to a system identified deficiency when timing of entry of new inventory items in sales order module preceded entry in the inventory module during the year ended December 31, 2013. This overstatement predominantly related to custom orders. Accordingly, the consolidated balance sheets, consolidated statements of operations, consolidated statements of stockholders’ equity, and consolidated cash flow statements for the calendar year ended December 31, 2013 have been restated to correct the overstatement and will be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

The effect of correcting this overstatement on the Company’s consolidated balance sheet at December 31, 2013, and consolidated statement of operations, statements of stockholders deficit, and statements of cash flows for the year ended December 31, 2013 is shown in the table below.

The matters set forth in the Form 8-K have been discussed with the Company’s independent registered public accounting firm, RBSM, LLP.

Consolidated Balance Sheets	December 31, 2013
	As filed	Adjustment to Restate	Restated
Inventory	$735,926	$(107,324)	$628,602
Total current assets	$1,057,967	$(107,324)	$950,643
Total assets	$1,164,197	$(107,324)	$1,056,873
Accumulated deficit	$(9,077,730)	$(107,324)	$(9,185,054)
Total stockholders’ deficit	$(598,626)	$(107,324)	$(705,950)

Consolidated Statements of Operations	For the year ended December 31, 2013
	As filed	Adjustment to Restate	Restated
Cost of net revenues	$1,919,964	$107,324	$2,027,288
Total cost of net revenues	$1,989,555	$107,324	$2,096,879
Gross profit	$881,133	$(107,324)	$773,809
Net loss	$788,286	$107,324	$895,610

Consolidated Statements of Stockholders’ Deficit	For the year ended December 31, 2013
	As filed	Adjustment to Restate	Restated
Net loss	$788,286	$107,324	$895,610
Accumulated Deficit	$(9,077,730)	$(107,324)	$(9,185,054)
Total stockholders’ deficit	$(598,626)	$(107,324)	$(705,950)

Consolidated Statements of Cash Flows	December 31, 2013
	As filed	Adjustment to Restate	Restated
Net loss	$788,286	$107,324	$895,610
Change in inventory	$(132,059))	$107,324	$(24,735)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWNIE’S MARINE GROUP, INC.

/s/ Robert Carmichael
Robert Carmichael
Chief Executive Officer
February 25, 2015